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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 2, 2008


                             UNIONBANCAL CORPORATION
             ______________________________________________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Delaware                      001-15081                  94-1234979
________________________       ________________________      ___________________
(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)


                              400 California Street
                          San Francisco, CA 94104-1302
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                               Tel. (415) 765-2969
               __________________________________________________
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))






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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

THE FOLLOWING DISCLOSURE IS MADE PURSUANT TO ITEM 5.02(F) OF FORM 8-K:

Footnote 7 to the Summary Compensation Table in our 2008 proxy statement dated May 22, 2008 stated that Masaaki Tanaka, President and Chief Executive Officer, might receive a discretionary annual cash payment paid by The Bank of Tokyo-Mitsubishi UFJ and reimbursed by us under our service agreement with The Bank of Tokyo-Mitsubishi UFJ. This cash payment would be for the service period from July 1, 2007 to June 30, 2008. Prior to July 2008, the actual amount of this cash payment was not calculable, and so the amount of the payment to Mr. Tanaka was not included in the Summary Compensation Table in reliance on Instruction 1 to Item 402(c)(2)(iv) of Regulation S-K.

On July 2, 2008, our Executive Compensation & Benefits Committee approved the reimbursement to The Bank of Tokyo-Mitsubishi UFJ of $211,950 for the annual discretionary cash payment described above, of which $105,975 was attributable to service rendered for 2007 compensation and would appear in the "Bonus" column for 2007.

Also on July 2, 2008, our Executive Compensation & Benefits Committee approved the reimbursement to The Bank of Tokyo-Mitsubishi UFJ of an additional discretionary bonus of $77,830 to Mr. Tanaka, of which $38,915 was attributable to service rendered for 2007 compensation and would appear in the "Bonus" column for 2007.

Mr. Tanaka's total 2007 compensation, as recalculated to include these bonuses, is $668,662.








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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   July 9, 2008


                                     UNIONBANCAL CORPORATION


                                     By: /s/ MORRIS W. HIRSCH
                                         _______________________________________
                                             Morris W. Hirsch
                                             SEVP, GENERAL COUNSEL AND SECRETARY
                                             (DULY AUTHORIZED OFFICER)



















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